UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2003


                           Commission File No. 1-8726




                                    RPC, INC.
             (exact name of registrant as specified in its charter)


                 Delaware                             58-1550825
      (State or other jurisdiction of              (I.R.S. Employer
       incorporation or organization)            Identification Number)


                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code

Item 5.  Other Events and Regulation FD Disclosure

On July 23, 2003, registrant issued a press release titled "RPC, Inc. announces Second Quarter Cash Dividend," that announces the second quarter dividend for RPC, Inc.


Item 7.  Financial Statements and Exhibits

    (c) Exhibits.

        Exhibit 99 - Press release dated July 23, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RPC, Inc.

Date: July 23, 2003                       /s/ BEN M. PALMER
                                          -------------------------------------
                                          Ben M. Palmer
                                          Vice President,
                                          Chief Financial Officer and Treasurer